Exhibit 99.9


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                             ---------------------

In re                                              )

CARDIAC CONTROL SYSTEMS, INC.,                     )    Case No.: 99-06852-3P1

                           Debtor.                 )

                                                   )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                        MAY 1, 2000 THROUGH MAY 31, 2000
                        --------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period May 1, 2000 through May 31, 2000.

                                             STUTSMAN & THAMES, P.A.

                                             By /s/ Nina M. LaFleur
                                                --------------------------------
                                                 Nina M. LaFleur

                                                 Florida Bar Number 0107451
                                                 121 West Forsyth St., Suite 600
                                                 Jacksonville, Florida 32202
                                                 (904) 358-4000
                                                 (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.


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                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for May, 2000 were furnished by mail to the

Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 5th day of June, 2000.


                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                 Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                         CASE NO: 99-06852-3P1

IN RE

CARDIAC CONTROL SYSTEMS, INC.                            JUDGE GEORGE L. PROCTOR

DEBTOR                                                   CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                        FROM MAY 1, 2000 TO MAY 31, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                              ----------------------------------
                                              Stutsman & Thames PA
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
                                              and Phone Number

PO Box 353339,                                121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                      Jacksonville FL  32202
904-445-5476                                  904-358-4000


                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

Date of Petition  September 3, 1999

                                                                                                       CUMULATIVE
                                                                                                       ----------
                                                                            CURRENT MONTH           PETITION TO DATE
                                                                            -------------           ----------------
1.      CASH AT BEGINNING OF PERIOD                                            $65,170.78                     $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS

            A.  Cash Sales (List attached)                                      $2,600.00                   $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                                              $7,405.05
            C.  Collection on Prepetition A/R                                                              $84,451.11
            D.  Other Receipts (List attached)                                                            $113,974.71
                                                                 -----------------------------------------------------

3.      TOTAL RECEIPTS                                                          $2,600.00                 $213,298.87
                                                                 -----------------------------------------------------

4.      TOTAL CASH AVAILABLE FOR OPERATIONS
                     (Line 1 + Line 3)                                         $67,770.78                 $214,262.43
                                                                 -----------------------------------------------------

5.      DISBURSEMENTS

            A.   US Trustee Quarterly Fees                                                                  $1,500.00
            B.   Net Payroll                                                                               $23,528.70
            C.   Payroll Taxes Paid                                                                            $20.53
            D.   Sales and Use taxes
            E.   Other Taxes                                                                                $3,637.36
            F.   Rent
            G.   Other Leases (Attachment 3)
            H.   Telephone                                                      $2,205.85                   $2,205.85
            I.   Utilities                                                      $5,219.60                   $9,750.95
            J.   Travel and Entertaining
            K.   Vehicle Expenses
            L.   Office Supplies                                                  $184.50                     $184.50
            M.   Advertising
            N.   Insurance (Attachment 7)
            O.   Purchases of Fixed Assets
            P.   Purchases of Inventory
            Q.   Manufacturing Supplies
            R.   Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.   Payments to Secured Creditors                                                             $92,491.11
            T.   Other Operating Expenses (List Attached)                           $0.60                  $15,263.63
                                                                 -----------------------------------------------------

6.      TOTAL CASH DISBURSEMENTS                                                $7,610.55                 $154,102.20
                                                                 -----------------------------------------------------

7.      ENDING CASH BALANCE (Line 4 - Line 6)                                  $60,160.23                  $60,160.23
                                                                 =====================================================

    I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This first day of June, 2000

                                                                  /s/ W. Alan Walton
                                                                  ----------------------------
                                                                  W. Alan Walton


                      Reconciliation
                      --------------
                      Petty Cash Balance
                      Bank of America DIP A/C Balance                       $60,160.23
                                                                  ---------------------
                      Ending Cash Balance Line 7.                           $60,160.23
                                                                  =====================


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

Name of Debtor: Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

A.       Cash Sales                                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                         Payor                       Reason        Petty Cash           DIP              Total
----                         -----                       ------        ----------           ---              -----

  31-May-00    Pacetronix                          Sale of Hybrids                           $2,600.00      $2,600.00
                                                   and Components.
                                                                                      --------------------------------
                                                                                             $2,600.00      $2,600.00
                                                                                      --------------------------------

B.       Collection on Postpetition A/R                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                       Coast
                                                                       -----
Date                         Payor                                   Business         Bank of America
----                         -----                                   --------         ---------------
                                                                      Credit                DIP              Total
                                                                      ------                ---              -----

                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

C.       Collection on Prepetition A/R

                                                                       Coast
                                                                       -----
Date                         Payor                                   Business         Bank of America
----                         -----                                   --------         ---------------
                                                                      Credit                DIP              Total
                                                                      ------                ---              -----

                                                                 -----------------------------------------------------
                                                                            $0.00                $0.00          $0.00

                                                                 -----------------------------------------------------
                                                                            $0.00                $0.00          $0.00
                                                                 -----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

D.       Other Receipts                                         ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                        Payor                      Reason          Petty Cash           DIP              Total
----                        -----                      ------          ----------           ---              -----



                                                                 -----------------------------------------------------
                                                                            $0.00                $0.00          $0.00
                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

E.       Transfers Between Accounts                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                      Bank of America
                                                                                      ---------------
Date                                                                   Petty Cash           DIP              Total
----                                                                   ----------           ---              -----

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                         5. T. Other Operating Expenses


Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000


       Date               Payee                                     Purpose                                 Payment
       ----               -----                                     -------                                 -------

Bank of America
---------------

    31-May-00       Bank of America        Service Charge                                                       $0.60




Petty Cash:
----------


                                                                                                          ------------
                                                                                                                $0.60
                                                                                                          ============

                          5. R. Repairs and Maintenance

Bank of America
---------------
                                                                                                          ------------
                                                                                                                $0.00

                                                                                                          ============

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

     Date          Payor/Payee                          Purpose                        Payment        Balance
     ----          -----------                          -------                        -------        -------
   1-May-00                            Balance Brought Forward                                           $0.00

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                $225,115.40
                                                                                                ================
ACCOUNTS RECEIVABLE RECONCILIATION
  (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                        $133,486.29
         PLUS:  Current Month New Billings                                                                $0.00
         LESS:  Collections During Month                                                                  $0.00
                                                                                                ----------------
                  End of Month Balance                                                              $133,486.29
                                                                                                ================



         AGING: (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days              Total



                $0.00                                                                                     $0.00
----------------------------------------------------------------------------------------------------------------
                                              Billings this month

        Date                     Name                                                               Amount


                                                                                                ----------------
Monthly Total                                                                                             $0.00
                                                                                                ================

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

   Date            Days                                                                                   Detailed    Sub-Total
  ------           -----                                                                                  --------    ---------
 Incurred       Outstanding               Vendor                             Description                   Amount   Per Creditor
---------       -----------               ------                             -----------                   ------   ------------


   1-Oct-99         213       Eichhorn & Eichorn                  Legal work re Point Medical             $110.45
                                                                  Corporation

  31-May-00                   Eichhorn & Eichorn                  Charge forwarded to Coast              ($110.45)         $0.00
                                                                  Business Credit for payment

  23-Nov-99         159       Cobb, Cole & Bell                   Post-petition Legal work                $656.25        $656.25
                                                                                                         ----------- ------------
                                                                                                          $656.25        $656.25
                                                                                                         =========== ============

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000


                                INVENTORY REPORT
                                ----------------

INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                    ===================

INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                        $0.00
         Inventory Balance at Beginning of Month                                                             $6,000.00
         Inventory Used or Sold                                                                              $2,600.00
                                                                                                    -------------------
         Inventory Balance on Hand at End of Month                                                           $3,400.00
                                                                                                    ===================

METHOD OF COSTING INVENTORY

          Estimated realizable value for finished products, nil value for raw materials etc.

                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                           $2,010,000.00
                                                                                                    ====================

(Includes Property, Plant and Equipment)


------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                              $2,000,000.00
         LESS:  Depreciation Expense                                                                              $0.00
         LESS:  Disposals                                                                                         $0.00
         PLUS:  New Purchases                                                                                     $0.00
                                                                                                    --------------------
Ending Monthly Balance                                                                                    $2,000,000.00
                                                                                                    ====================

               BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                                                                                    Estimated Disposal
                                                                                        Proceeds          Value


                                                                                                    -------------------
                                                                                                                 $0.00
                                                                                                    ===================

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                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

               NAME OF BANK - Bank of America BRANCH Gov't Banking
                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                                      Beginning Balance                                    $65,170.78
                                      Total of Deposits Made                                $2,600.00

                                      Total Amounts of Checks Written                       $7,609.95


                     31-May-00        Service Charge                                            $0.60
                                                                                      ----------------
                                      Closing Balance                                      $60,160.23
                                                                                      ================

                                      Number of Last Check Written This Period                   1048

                                      Number of First Check Written This Period                  1044

                                      Total Number of Checks Written This Period                    5


                               INVESTMENT ACCOUNTS
                               -------------------

                        Type of
                        -------
                       Negotiable                       Face Value
                       ----------                       ----------
                       Instrument
                       ----------

                          NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

     Date          Check Number                  Payee                             Purpose                  Amount
     ----          ------------                  -----                             -------                  ------

   31-May-00           1044         Phase II Document Technologies    Post Petition Copier Rental             $184.50

   31-May-00           1045         BellSouth                         Post Petition Telephone Service       $1,899.10

   31-May-00           1046         Florida Water Services            Post Petition Water Services          $5,006.76

   31-May-00           1047         AT&T                              Post Petition Long Distance             $306.75
                                                                      Telephone

   31-May-00           1048         Florida Power & Light Co.         Post Petition Electricity               $212.84
                                                                                                         -------------
                                                                                                            $7,609.95
                                                                                                         =============

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                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date                Payee               Description                    Amount
----                -----               -----------                    ------



------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

        Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return
                       filed August 2, 1999, Period 1998.

        Name of Taxing            Date Payment Due                 Description                               Amount
        --------------            ----------------                 -----------                               ------
          Authority
          ---------

Suzette Pellicer, Flagler                May           1999 Tangible Personal Property Tax                  $5,062.42
County Tax Collector

Suzette Pellicer, Flagler                May           1999 Real Estate Property Tax                       $21,949.22
County Tax Collector

                       Tax due if paid by March $21,307.54; April $21,946.77; May $21,949.22.

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

         Reporting Period beginning May 1, 2000 and ending May 31, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

       Name of Officer or Owner                          Title                               Amount Paid
       ------------------------                          -----                               -----------

        W. Alan Walton                           Vice President and COO

--------------------------------------------------------------------------------------------------------------
                                PERSONNEL REPORT
                                ----------------

                                                                                         Full Time           Part Time
                                                                                         ---------           ---------

       Number of Employees at beginning of period                                            0                   1
       Number hired during the period                                                        0                   0
       Number terminated or resigned during period                                           0                   0


--------------------------------------------------------------------------------------------------------------
                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                          Agent and Phone                                                            Date Premium
                          ---------------                                                            ------------
      Carrier                  Number                                          Expiration Date            Due
      -------                  ------                                          ---------------            ---

     THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.


 The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for
  $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

The following significant events occurred during the reporting period May 1, 2000 through May 31, 2000.

1. Continued negotiations to sell the corporate shell of Cardiac Control Systems, Inc. to Hawaii Air Ambulance, Inc.

2. The Bankruptcy Court approved the sale of 3 Commerce Boulevard, Palm Coast, Florida to Kanthal Corporation for $1,195,000.00. Completion of the sale is expected during June 2000. After deduction of closing costs and the payment of outstanding property taxes, $500,000.00 will be paid to Coast Business Credit and the remaining balance of the net proceeds of sale will be paid to Finova Mezzanine Capital, Inc. A formal report of the sale must be made to the US Trustee.

3.   Continued negotiations for the sale of Intellectual Property.

4. Inventory items comprising hybrid circuits and components were sold to Pacetronix, India for $2,600.00.

5. Payments totaling $7,609.95 were made to third party creditors in respect of post-petition services.

     We anticipate filing a Plan of Reorganization and Disclosure Statement on or before __________________

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